UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 13, 2020

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01             Other Events

On October 13, 2020, Six Flags Entertainment Corporation (the “Company”) committed to reduce its full-time workforce by approximately 240 employees, or 10 percent, as part of its transformation productivity initiatives. The Company does not expect to incur material charges in connection with this workforce reduction. Affected employees are being offered severance pay in accordance with Company policy or, if applicable, their employment agreements, as well as outplacement services. As a result, the Company expects to record employee severance costs of approximately $1.5 million in the third quarter of 2020 and approximately $3.0 million in the fourth quarter of 2020. The Company will provide further details of the transformation productivity initiatives during its investor conference call on October 28, 2020.

Forward Looking Statements

This Current Report on Form 8-K contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact could be deemed forward-looking. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, (i) the timing and conditions under which we may reopen our closed parks and our expectations regarding the continued operations of our reopened parks, (ii) the operation of our parks in light of the global coronavirus pandemic (“COVID-19”) following their anticipated reopening including, among other things, the effectiveness of cost-saving and health and safety measures implemented in response to COVID-19, (iii) the adequacy of cash flows from operations, available cash and available amounts under our credit facilities to meet our liquidity needs, including in the event of a prolonged closure of one or more parks, (iv) our ability to improve operating results by adopting and implementing a new strategic plan, including strategic cost reductions and organizational and personnel changes, without adversely affecting our business, (v) our plans and ability to roll out our capital enhancements and planned initiatives in a timely and cost effective manner, (vi) the extent to which having parks in many geographical locations protects our consolidated results against the effects of adverse weather and other events, (vii) our ongoing compliance with laws and regulations, and the effect of and cost and timing of compliance with newly enacted laws, regulations and accounting policies, (viii) our expectations regarding the cost or outcome of any litigation or other disputes, (ix) our annual income tax liability and the availability of net operating loss carryforwards and other tax benefits, (x) our expectations regarding uncertain tax positions, (xi) our expectations regarding our deferred revenue growth, and (xii) the risk factors or uncertainties listed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). In addition, important factors, including factors impacting attendance, such as local conditions, natural disasters, contagious diseases, including the COVID-19, or the perceived threat of contagious diseases, events, disturbances and terrorist activities; regulations and guidance of federal, state and local governments and health officials regarding the response to COVID-19, including with respect to business operations, safety protocols and public gatherings (such as voluntary and in some cases, mandatory, quarantines as well as shut downs and other restrictions on travel and commercial, social and other activities); political or military events; recall of food, toys and other retail products sold at our parks; accidents or contagious disease outbreaks occurring at our parks or other parks in the industry and adverse publicity concerning our parks or other parks in the industry; availability of commercially reasonable insurance policies at reasonable rates; inability to achieve desired improvements and financial performance goals set forth in our aspirational goals; adverse weather conditions such as excess heat or cold, rain and storms; general financial and credit market conditions, including our ability to access credit or raise capital; economic conditions (including customer spending patterns); changes in public and consumer tastes; construction delays in capital improvements and ride downtime; competition with other theme parks, waterparks and entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages, and healthcare reform; environmental laws and regulations; laws and regulations affecting corporate taxation; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cybersecurity risks and other factors could cause actual results to differ materially from the Company’s expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will be realized and actual results could vary materially. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q, and its other filings and submissions with the SEC, each of which are available free of charge on the Company’s investor relations website at investors.sixflags.com and on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Laura W. Doerre
		Name:	Laura W. Doerre
		Title:	Executive Vice President, General Counsel & Chief Administrative Officer

Date: October 13, 2020